                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/2001 DISTRIBUTION REPORT

SERIES:  amac 2001-1                                   WEIGHTED AVERAGE PC RATE:    6.84165%
POOL NUMBER:  Group 1 = 1726
____________________________________________________________________________________________

ISSUE DATE:  04/30/2001
CERTIFICATE BALANCE AT ISSUE:    $237,316,463.23

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     486                         $197,593,040.46
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $153,649.73
Unscheduled Principal Collection/Reversals                            $26,877.70
Liquidations-in-full                                      27      $11,324,744.32
Net principal Distributed                                         $11,505,271.75    ($11,505,271.75)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        459                         $186,087,768.71

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,252,533.40

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $124,391.94

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $12,633,413.21

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/2001 DISTRIBUTION REPORT

SERIES:  amac 2001-1                                   WEIGHTED AVERAGE PC RATE:    6.84165%
POOL NUMBER:  Group 1 = 1726
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $11,505,271.75     $1,128,141.46             $0.00     $1,128,141.46             $0.00    $12,633,413.21

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00
Bankruptcy Bond
   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   27     $10,199,075.61         5      $1,650,199.24         2        $633,598.91

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class M, B1, B2, B3, B4, B5
Certificates immediately after the principal and interest distribution on
10/25/2001 are as follows:

                Class       Class Principal Balance
                M                  $4,252,303.18
                B1                 $2,362,479.13
                B2                 $1,063,075.80
                B3                   $708,783.56
                B4                   $472,456.02
                B5                   $590,678.40
                              __________________
                Total              $9,449,776.10
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of September 30, 2001):

SERIES:  2001-1                 POOL NUMBER:  Group 1 = 1726

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $186,087,768.71**       $12,482,873.76***       $10,199,075.61***
Number:                          554                     34                      27
% of Pool:                    100.00%                  6.71%                   5.48%
(Dollars)
% of Pool:                    100.00%                  6.14%                   4.87%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $1,650,199.24***          $633,598.91***                $0.00***
Number:                           5                       2                       0
% of Pool:                    0.89%                    0.34%                   0.00%
(Dollars)
% of Pool:                    0.90%                    0.36%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 2001 scheduled payments and September 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
September 30, 2001.

Trading Factor, calculated as of distribution date : 0.78413342.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 2001, and unscheduled prepayments in months prior to October ) can be calculated.